Exhibit 99.2

FieldReport / Fiscal Q2 2021 Earnings Call / April 22, 2021 NASDAQ:CLFD The Industry Leader in Craft Friendly Fiber Optic Management and Connectivity Solutions Fiscal Q2 2021 Earnings Call FieldReport

FieldReport / Fiscal Q2 2021 Earnings Call / April 22, 2021

Important Cautions Regarding Forward-Looking Statements

Forward-looking statements contained herein and in any related presentation or in the related Earnings Release are made pursuant to the safe harbor provisions of the Private Litigation Reform Act of 1995. Words such as "may," "will," "expect," "believe," "anticipate," "estimate," "outlook," or "continue" or comparable terminology are intended to identify forward-looking statements. Such forward looking statements include, for example, statements about the expected impact of COVID-19 and related economic uncertainty, the Company's future revenue and operating performance, the impact of the Rural Digital Opportunity Fund (RDOF) or other government programs on the demand for the Company's products or timing of customer orders, and trends in and growth of the FTTx markets, market segments or customer purchases and other statements that are not historical facts. These statements are based upon the Company's current expectations and judgments about future developments in the Company's business. Certain important factors could have a material impact on the Company's performance, including, without limitation: the COVID-19 pandemic has significantly impacted worldwide economic conditions and could have a material adverse effect on our business, financial condition and operating results; we rely on single-source suppliers, which could cause delays, increases in costs or prevent us from completing customer orders; we depend on the availability of sufficient supply of certain materials, such as fiber optic cable and resins for plastics, and global disruptions in the supply chain for these materials could prevent us from meeting customer demand for our products; a significant percentage of our sales in the last three fiscal years have been made to a small number of customers; further consolidation among our customers may result in the loss of some customers and may reduce sales during the pendency of business combinations and related integration activities; we may be subject to risks associated with acquisitions; product defects or the failure of our products to meet specifications could cause us to lose customers and sales or to incur unexpected expenses; we are dependent on key personnel; our business is dependent on interdependent management information systems; to compete effectively, we must continually improve existing products and introduce new products that achieve market acceptance; changes in government funding programs may cause our customers and prospective customers to delay, reduce, or accelerate purchases, leading to unpredictable and irregular purchase cycles; intense competition in our industry may result in price reductions, lower gross profits and loss of market share; our success depends upon adequate protection of our patent and intellectual property rights; if the telecommunications market does not expand as we expect, our business may not grow as fast as we expect; we face risks associated with expanding our sales outside of the United States; and other factors set forth in Part I, Item IA. Risk Factors of Clearfield's Annual Report on Form 10-K for the year ended September 30, 2020 as well as other filings with the Securities and Exchange Commission. The Company undertakes no obligation to update these statements to reflect actual events unless required by law.

© Copyright 2021 Clearfield, Inc. All Rights Reserved.

NASDAQ:CLFD 2 CLEARFIELD

FieldReport / Fiscal Q2 2021 Earnings Call / April 22, 2021 NASDAQ:CLFD Welcome Cheri Beranek PRESIDENT & CEO NASDAQ:CLFD 3

FieldReport / Fiscal Q2 2021 Earnings Call / April 22, 2021 NASDAQ:CLFD FY 21 Q2 and 1H Highlights NASDAQ:CLFD 4 Second Quarter of Fiscal 2021: • Net sales of $29.7M, up 45% y/o/y • Gross profit up 59% to $12.9M (43.6% of net sales) • Net income of $3.6M or $0.27 per diluted share • Order backlog increased 115% to $19.2M • Cash and investments: $57.9M First Six Months of Fiscal 2021: • Net sales of $56.8M, up 43% y/o/y • Gross profit of $24.3M (42.8% of net sales), up 53% y/o/y • Net income of $6.8M or $0.50 per diluted share, up 445% from $1.2M or $0.09 per diluted share last year $20.4M $26.0M $27.3M $27.1M $29.7M Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Quarterly Net Sales $85.6M $110.1M Q2-20 Q2-21 Trailing - Twelve Month (TTM) Net Sales

FieldReport / Fiscal Q2 2021 Earnings Call / April 22, 2021 NASDAQ:CLFD FY 21 Q2 & TTM Net Sales Comparison by Market NASDAQ:CLFD 5 All dollar figures in millions 1) Based on net sales of $110.1 million and Point of Sales (POS) reporting from distributors who resell our product line into these markets. TTM Net Sales Composition Ended 3/31/21 1 Community Broadband (Tier 2 & 3, utilities, municipalities, and alternative carriers) National Carrier (Tier 1 Wireline and all Wireless Markets) MSO (Cable TV) International (Canada, Mexico, and Caribbean Markets) Legacy (Legacy contract manufacturing and misc. sales) 69% 11% 13% 4% 3% $52.3 $14.3 $9.8 $5.1 $4.2 $12.1 $14.6 $5.0 $2.9 Community Broadband National Carrier MSO International Legacy FQ2 20 FQ2 21 Quarterly Net Sales TTM Net Sales $12.2 $3.9 $2.6 $1.0 $0.8 $20.5 $2.3 $4.2 $2.0 $0.8 Community Broadband National Carrier MSO International Legacy FQ2 20 FQ2 21 $75.5

FieldReport / Fiscal Q2 2021 Earnings Call / April 22, 2021 NASDAQ:CLFD Financial Update Dan Herzog CHIEF FINANCIAL OFFICER NASDAQ:CLFD 6

FieldReport / Fiscal Q2 2021 Earnings Call / April 22, 2021 NASDAQ:CLFD Quarterly Financial Performance 7 NASDAQ:CLFD Note: Dollar figures in millions $20.4 $26.0 $27.3 $27.1 $29.7 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Net Sales +7% +19% +14% +40% +45% Year - over - Year Growth Rate

FieldReport / Fiscal Q2 2021 Earnings Call / April 22, 2021 NASDAQ:CLFD Quarterly Financial Performance 8 NASDAQ:CLFD Note: Dollar figures in millions $20.4 $26.0 $27.3 $27.1 $29.7 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Net Sales +7% +19% +14% +40% +45% Year - over - Year Growth Rate $8.2 $10.8 $11.2 $11.4 $12.9 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Gross Profit 39.9% 41.5% 41.2% 42.0% 43.6% Gross Profit (%)

FieldReport / Fiscal Q2 2021 Earnings Call / April 22, 2021 NASDAQ:CLFD Quarterly Financial Performance 9 NASDAQ:CLFD Note: Dollar figures in millions $20.4 $26.0 $27.3 $27.1 $29.7 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Net Sales +7% +19% +14% +40% +45% Year - over - Year Growth Rate $8.2 $10.8 $11.2 $11.4 $12.9 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Gross Profit 39.9% 41.5% 41.2% 42.0% 43.6% Gross Profit (%) 36.4% 27.8% 27.7% 28.3% 28.6% OPEX as % of Net Sales $7.4 $7.2 $7.6 $7.7 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Operating Expenses $8.5

FieldReport / Fiscal Q2 2021 Earnings Call / April 22, 2021 NASDAQ:CLFD Quarterly Financial Performance 10 NASDAQ:CLFD Note: Dollar figures in millions $20.4 $26.0 $27.3 $27.1 $29.7 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Net Sales +7% +19% +14% +40% +45% Year - over - Year Growth Rate $8.2 $10.8 $11.2 $11.4 $12.9 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Gross Profit 39.9% 41.5% 41.2% 42.0% 43.6% Gross Profit (%) 36.4% 27.8% 27.7% 28.3% 28.6% OPEX as % of Net Sales $7.4 $7.2 $7.6 $7.7 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Operating Expenses $8.5 3.7% 11.5% 11.2% 11.7% 12.3% Net Margin $0.7 $3.0 $3.0 $3.2 $3.6 Q2-20 Q3-20 Q4-20 Q1-21 Q2-21 Net Income

FieldReport / Fiscal Q2 2021 Earnings Call / April 22, 2021 NASDAQ:CLFD COVID - 19 Operational Update • Critical manufacturer status • Operating at normal capacity and adhering to state and federal government social distancing guidelines • Enhanced safety measures for on - site production personnel • Majority of supply chain remains operational • Maintaining higher minimum stocking levels on component level inventory to ensure customer needs are met NASDAQ:CLFD 11

FieldReport / Fiscal Q2 2021 Earnings Call / April 22, 2021 NASDAQ:CLFD Operational Update Cheri Beranek PRESIDENT & CEO NASDAQ:CLFD 12

FieldReport / Fiscal Q2 2021 Earnings Call / April 22, 2021

Clearfield 'Comes of Age' Plan

Building a Better Broadband – One Community at a Time

- Clearfield's relationship and brand awareness within Community Broadband is its greatest asset
- Attracting utilities, co-ops and CLECs as they enter unserved and underserved communities

Delivering Innovation for True "One-Fiber" Deployment

- Leveraging Community Broadband for One-Fiber Backhaul
- Removing obstacles for the integration of wireline and wireless networks
- Bringing fiber management expertise to 5G, NG-PON, and edge computing

Scaling Operational Excellence for a Superior Customer Experience

- Investing in products, manufacturing and supply chain to increase competitiveness and reduce costs
- Building upon Asian partnerships for faster product innovation and cost reduction programs

NASDAQ:CLFD 13 CLEARFIELD

FieldReport / Fiscal Q2 2021 Earnings Call / April 22, 2021 NASDAQ:CLFD Our Design Philosophy • Consolidation, Distribution & Protection • Design Flexibility • Modularity, Scalability & Simplicity • Service - Oriented, universal design architecture Use the same cassettes thought out the entire network with Clearfield’s Modular Solutions 14

FieldReport / Fiscal Q2 2021 Earnings Call / April 22, 2021

Clearfield 'Comes of Age' Plan

Building a Better Broadband – One Community at a Time

- Clearfield's relationship and brand awareness within Community Broadband is its greatest asset
- Attracting utilities, co-ops and CLECs as they enter unserved and underserved communities

Delivering Innovation for True "One-Fiber" Deployment

- Leveraging Community Broadband for One-Fiber Backhaul
- Removing obstacles for the integration of wireline and wireless networks
- Bringing fiber management expertise to 5G, NG-PON, and edge computing

Scaling Operational Excellence for a Superior Customer Experience

- Investing in products, manufacturing and supply chain to increase competitiveness and reduce costs
- Building upon Asian partnerships for faster product innovation and cost reduction programs

NASDAQ:CLFD 15 CLEARFIELD

FieldReport / Fiscal Q2 2021 Earnings Call / April 22, 2021 NASDAQ:CLFD $73.9M $77.7M $85.0M $93.1M $120M - $125M FY 2017 FY 2018 FY 2019 FY 2020 FY 2021E Financial Outlook 16 NASDAQ:CLFD FY 2021 guidance issued and effective as of Apr. 22, 2021; growth rate is based on midpoint of net sales guidance range Annual Net Sales ($ in millions)

FieldReport / Fiscal Q2 2021 Earnings Call / April 22, 2021 NASDAQ:CLFD Key Takeaways Proven business model and management execution Enhanced management team and expansion of total addressable market Strong competitive position in a rapidly growing multi - billion - dollar fiber - fed broadband industry Healthy balance sheet: $57.9M in cash and investments Year history of profitability and positive free cash flow 13 NASDAQ:CLFD 17

FieldReport / Fiscal Q2 2021 Earnings Call / April 22, 2021 NASDAQ:CLFD Q&A Cheri Beranek PRESIDENT & CEO NASDAQ:CLFD 18 Dan Herzog CHIEF FINANCIAL OFFICER

FieldReport / Fiscal Q2 2021 Earnings Call / April 22, 2021 NASDAQ:CLFD

FieldReport / Fiscal Q2 2021 Earnings Call / April 22, 2021 NASDAQ:CLFD Contact Us NASDAQ:CLFD 20 COMPANY CONTACT: Cheri Beranek President & CEO Clearfield, Inc. IR@clfd.net INVESTOR RELATIONS: Matt Glover and Tom Colton Gateway Investor Relations (949) 574 - 3860 CLFD@gatewayir.com